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                                   EXHIBIT (14)(d)

                           CONSENT OF KPMG PEAT MARWICK LLP

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                          Independent Auditors' Consent

To the Board of Trustees of
The One Group

We consent to the reference to our firm under the heading "Experts" in the Statement of Additional Information, which is incorporated by reference in the Form N-14 filed by The One Group.

               KPMG Peat Marwick LLP

Columbus, Ohio
May 29, 1998